UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

Russell Kamerman, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/17 - 12/31/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

MIDAS FUNDS

MIDAS FUND | MIDAS MAGIC

DISCOVERING OPPORTUNITIES

MIDAS FUNDS

DECEMBER 31, 2017 ANNUAL REPORT

M I D A S
I N V E S T I N G

P H I L  O S O P H  Y

We believe that a quality investing approach can provide an important advantage in volatile markets.

We also believe that personal investment planning can be successful by following two simple rules.

•  Get started today with a regular monthly investment program.

•  Stick with your program through quality investing and a long term approach.

MIDAS FUND	MIDAS MAGIC
(Ticker: MIDSX)	(Ticker: MISEX)

Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion and coins.

Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.

LETTER TO SHAREHOLDERS

When asked what qualities a politician required, Winston Churchill famously said “The ability to foretell what is going to happen tomorrow, next week, next month, and next year – and to have the ability afterwards to explain why it didn’t happen.” In our prior annual report to Midas shareholders, we suggested that “investors might anticipate both strong markets and heightened market volatility from unanticipated disappointments, warranting caution over the course of 2017.” Well, it turns out that in 2017 we did have strong markets, and Midas Magic rose over 17% during the year, but we did not have much market volatility. In fact, according to an analysis by JP Morgan, 2017 was only the second time in 38 years that the market had an intra-year drop of less than 4%, compared to an average intra-year drop in the 38 year period of over 13%. Our explanation? Investor complacency, as evidenced by growing acceptance of “crypto-currencies,” systemic leverage, and unsustainable government fiscal and monetary policies. We think the year ahead may hold a more typical intra-year drop, which could represent an excellent investing opportunity.

Nevertheless, we believe that current conditions warrant caution, and so urge investors to stick with long term, quality investing. At Midas, quality investing means focusing on established companies with track records of success that could be positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses. We believe that any plan to reach future financial goals can be helped by a long term approach.

DISCOVERING OPPORTUNITIES WITH MIDAS

You are most cordially invited to read the following Midas reports to shareholders to learn more about each Fund’s quality investing results and risks. We suggest you then formulate your own long term financial goals and take positive steps to implement an investment plan to seek those goals. Positive steps might also include contributing to a tax advantaged Midas retirement account. In this connection, we suggest you consider one or both of the Midas Funds and the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE IRA. Midas also offers Health Savings Accounts as well as Education Savings Accounts. Forms for all of these plans may be found at MidasFunds.com.

START YOUR MIDAS INVESTMENT PLAN TODAY - OPENING A MIDAS ACCOUNT IS EASY AND CONVENIENT

It’s easy to open a Midas account, and you can do it online at MidasFunds.com by clicking “Open an Account” at the top menu bar and following the prompts. Whether to establish a Midas regular individual or joint account, a Midas Traditional or Roth IRA for your retirement planning, or to create a Midas Coverdell Education Savings Account for your child, just follow the step-by-step instructions to open a new Midas account and start investing with Midas today. Once you’ve opened your Midas account, you’ll have access to THE MIDAS TOUCH® at MidasFunds.com for free, 24-hour access to your Midas account and free electronic delivery of your Midas account statements, shareholder reports, prospectuses, tax information, and other updates.

DEAL WITH MARKET VOLATILITY BY SYSTEMATIC MONTHLY INVESTING

Systematic monthly investing can reduce normal investor anxiety over investing in a rising or falling market or buying all of your shares at market highs. With Midas, you can get started with regular monthly investing with as little as $100 a month by signing up through the Midas Systematic Investment Program. With the Systematic Investment Program, you decide now to invest a certain amount each month in the future for as long as you like and Midas will automatically transfer the money from your bank account for investment in your designated Midas account. Although this program cannot assure a profit, protect against loss in a declining market, or eliminate the risk of permanent loss, we

1 MIDAS ANNUAL REPORT 2017

believe it can result in a lower average cost for your Midas purchases. You should consider your ability to continue your Midas purchases through periods of low price levels before undertaking such a strategy.

THE MIDAS KEYS: STARTING A PLAN NOW AND STICKING WITH IT —

In our view at Midas, any plan to reach future financial goals can be helped by following two basic rules: (1) get started today with a regular

“At Midas, we believe quality investments can sustain an investor’s focus on long term results.”
investment program and (2) stick with your program through quality investing and a long term approach.

(1) Get startednow. Try the Midas Systematic Investment Program with a small monthly amount at first. The short and easy Midas form you need – “Systematic Purchase/Withdrawal Form” -- can be found at http://www.midas-funds.com/all-forms.html. If you have any questions, just call Midas Shareholder Services at 1-800-400-MIDAS (6432). There is no obligation on your part.

(2) Stick with your program through quality investing and a long term approach.At Midas, we believe quality investments can sustain an investor’s focus on long term results. That’s why Midas Magic seeks to include in its portfolio some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks gold and other natural resource companies offering financial strength, expanding production profiles, increasing cash flow, or other special features.

If you have any questions about the Midas Family of Funds or our attractive suite of Midas shareholder services, please call us at 1-800-400-MIDAS (6432) with no obligation on your part.

Bruce B. Huber announced his retirement and has resigned from the Board of the Fund effective January 29, 2018. Bruce agreed to join the Fund complex as an independent director on October 30, 1981 and over the years, he has given so much ofhis time, wisdom, and perspective, we shall remain deeply in his debt. We wish him the very best as he pursues his many, varied interests outside of the mutual fund world.

Sincerely,

Thomas B. Winmill

President

MIDAS ANNUAL REPORT 2017 2

MIDAS FUND
Portfolio Commentary

Midas Fund invests in gold, silver, platinum, and other natural resources companies in seeking its investment objectives of primarily capital appreciation and protection against inflation and, secondarily, current income. We are pleased to submit this Midas 2017 Annual Report and to welcome new shareholders attracted to the Fund’s investment objectives and policies who have invested in the Fund directly or through one of the many brokerage firms making the Fund available to its customers.

GOLD PRICES, FINANCIAL MARKETS, AND MIDAS RETURNS

During 2017, the gold price averaged about $1,259 per ounce (all gold prices are based on the London p.m. fix) as compared to $1,248 in 2016, with a low of $1,149 in January and a high of $1,346 in September, ending up about 12% from the start of the year. Spot prices of other metals recorded similar results in the year, with silver up about 4% and platinum up about 2%. Regarding inflation in 2017, the Consumer Price Index for All Urban Consumers rose 2.1% in 2017, the same increase as in 2016, but larger than the 2014 and 2015 increases. It was also larger than the 1.6% average annual increase over the past 10 years. The Producer Price Index for final demand rose 2.6% in 2017, as compared to 1.7% in 2016 (all, before seasonal adjustment).

Although the financial markets for general equities showed impressive gains in 2017, with the Dow Jones Industrial Average up about 28.11%, the market for gold stocks (as measured by the NYSE Gold Bugs Index) rose only a modest 5.49%, while Midas Fund returned 5.98%. During this period, the Fund’s net investment loss, net realized loss on investments, and unrealized appreciation on investments were, respectively, $(517,861), $(11,442,472), and $13,078,883, which contributed significantly to the Fund’s total return. During 2017, gains were realized on sales of, among others, Transocean Ltd. and Syngenta AG ADRs, and losses realized on, among others, Northern Dynasty Minerals Ltd. and Platinum Group Metals Ltd. Over the course of the year, unrealized losses were incurred from holdings of, among others, Tahoe Resources Inc., an intermediate gold producer whose mining license was suspended at its silver mine in Guatemala. Unrealized appreciation was contributed by, among others, Sociedad Quimica Y Minera de Chile S.A., a global producer of lithium, potassium, and other chemicals, and Ivan-hoe Mines Ltd., a mine developer with copper and platinum projects in the Democratic Republic of the Congo and South Africa. Looking ahead, outperformance by gold and other natural resource stocks might be in the offing as we note increasing investor complacency regarding past low levels of consumer and producer inflation and mediocre growth, notwithstanding significant fiscal imbalances in the United States and many other developing and developed countries around the world.

Using a disciplined approach, the Fund seeks to emphasize gold and other natural resource companies offering financial strength, expanding production profiles, increasing cash flow, promising exploration potential, and/or other special growth features. With a portfolio of what we believe to be attractive companies at generally reasonable valuations, we view Midas Fund as well positioned to seek capital appreciation and protection against inflation. We expect our patient focus on quality and long term investing may be beneficial for the Fund and its shareholders over the years ahead.

CONTACT US FOR INFORMATION AND SERVICES

Since the Fund’s strategies reflect long term wealth building goals within a volatile sector, we believe that it can be especially appropriate for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Systematic Investment Program. For information, simply visit www.MidasFunds.com or give us a call toll free at 1-800-400-MIDAS (6432).

1.	Newmont Mining Corporation	6.	SPDR Gold Trust
2.	Agnico Eagle Mines Limited	7.	Detour Gold Corp.
3.	Rio Tinto plc ADR	8.	BHP Billiton Limited
4.	Randgold Resources Limited ADR	9.	Ciner Resources LP
5.	Alamos Gold Inc.	10.	Franco-Nevada Corp.

Top Ten Holdings comprise approximately 65% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

3 MIDAS ANNUAL REPORT 2017

MIDAS MAGIC
Portfolio Commentary

We are pleased to submit this 2017 Annual Report for Midas Magic and to welcome our new shareholders who believe the Fund’s quality approach to investing makes it attractive for long term financial planning. In pursuit of its investment objective of capital appreciation, the Fund may invest in any security type (i.e., stocks, bonds, etc.), in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage. To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy and, during periods anticipated to be less favorable, the Fund may take a defensive position.

ECONOMIC AND MARKET REPORT

At the December 2017 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”), the Fed staff’s review of the economic situation suggested that real gross domestic product (GDP) was “rising at a solid pace in the second half of 2017.” The staff viewed labor market conditions as reflecting in part a rebound from the negative effects of the hurricanes in September 2017, as the national unemployment rate declined to 4.1% through November 2017. Addressing the financial situation, the Fed staff noted that asset price movements appeared to be “reflecting slightly stronger-than-expected economic data releases, announcements related to Treasury debt issuance, and an increase in the perceived probability that the Congress would enact tax legislation. On net, the Treasury yield curve flattened, U.S. equity prices moved up, and the foreign exchange value of the dollar was little changed. Financing conditions for businesses and households remained broadly supportive of continued growth in household spending and business investment.” In conjunction with the FOMC meeting, the Fed’s board members and bank presidents submitted their projections for future real GDP growth and similar measures. They projected real growth in GDP in a range of 2.2 - 2.6% for 2018, and 1.9 - 2.3% for 2019.

INVESTMENT DISCIPLINE; FLEXIBLE STRATEGIES

In view of these economic and market developments, the Fund’s disciplined strategy has been to focus primarily on large companies, with a broad orientation towards conservatively priced value stocks and selected growth issues. The Fund seeks companies with strong operations showing superior returns on equity and assets with reasonable valuations. Relative to the S&P 500 Index, the Fund’s portfolio currently is more weighted in financial services and consumer cyclical companies, and is less weighted in economically sensitive and defensive industries. In 2017, the Fund’s net investment loss, net realized gain on investments, and unrealized appreciation on investments were, respectively, $(318,918), $548,017, and $2,119,965, which contributed significantly to the Fund’s total return of 17.89%. Profitable sales in the period were made of, among others, shares of Cisco Systems, Inc. in the computer communications equipment sector, and losses were taken on, among others, Hib-bett Sports, Inc. in the retail sector. Although no particular investment was responsible for the majority of the unrealized appreciation or depreciation of investments over the period, retailer Dick’s Sporting Goods, Inc. was a significant contributor to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its holdings of lPG Photonics Corporation in the electronic equipment and components sector and Apple Inc. in the computer equipment sector.

INVESTMENT OUTLOOK AND POSITIONING

In summary, the U.S. economy appears to be growing sluggishly during a period of strengthening employment and mild inflation, which suggests to us that investors might anticipate favorable markets ahead, although certain signs of speculative excess, such as cryptocurrencies and growing systemic leverage, indicate a cautious approach might be in order for 2018.

1.	Mastercard Incorporated Class A	6.	The Greenbrier Companies, Inc.
2.	Alphabet Inc. Class A	7.	Copart, Inc.
3.	Berkshire Hathaway, Inc. Class B	8.	Federated Investors, Inc. Class B
4.	Johnson & Johnson	9.	Apple Inc.
5.	JPMorgan Chase & Co.	10.	Altria Group, Inc.

Top Ten Holdings comprise approximately 56% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund .

MIDAS ANNUAL REPORT 2017 4

PERFORMANCE GRAPHS / TOTAL RETURNS
	Portfolio Commentary	December 31, 2017 (Unaudited)

RESULTS OF $10,000 INVESTMENT

JANUARY 1, 2008 THROUGH DECEMBER 31, 2017

The performance graphs show returns of an initial investment of $10,000 in Midas Fund and Midas Magic from 1/ 1/ 08 to 12/ 31/ 17. Midas Fund is compared to the S&P 500 Index (“S&P 500”) and the Morningstar Category of Equity Precious Metals funds, an index of 59 funds, 44 of which have been in existence since 1/ 1/ 08. Midas Magic is compared to the S&P 500 and the Russell 2000 Index (“Russell 2000”). The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Results in each case reflect reinvestment of dividends, interest, and distributions but do not reflect a deduction for, if any, short term redemption fees, account expenses, or shareholder taxes. The S&P 500, a broad equity index, and the Russell 2000, are unmanaged and fully invested in common stocks. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Results of $10,000 Investment January 1, 2008 Through December 31, 2017
	Value as of 12/31/17	% Aggregate Total Return*†	% Avg. Annual Return*†

Midas Fund	$ 2,366	(76.34)%	(13.42)%

Midas Magic	$17,718	77.18%	5.89%

Equity Precious Metals	$ 6,649	(33.51)%	(4.00)%

Russell 2000	$23,051	130.51%	8.71%

S&P 500	$22,599	125.99%	8.49%

Average Annual Total Return for the Periods Ended December 31, 2017*
	1 Year	5 Years	10 Years

Midas Fund	5.98%	(13.70)%	(13.42)%

Midas Magic	17.89%	12.59%	5.89%

† For the 10 year period ended December 31, 2017.

*	The returns shown do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 MIDAS ANNUAL REPORT 2017

ALLOCATION OF PORTFOLIO HOLDINGS
	Portfolio Commentary	December 31, 2017 (Unaudited)

MIDAS FUND*

      Other Natural Resources Companies (38.62%)

      Major Precious Metals Producers (34.80%)

      Intermediate Precious Metals Producers (28.44%)

      Exploration and Project Development Companies (6.15%)

      Junior Precious Metals Producers (1.12%)

MIDAS MAGIC* Financial Services (38.77%) Technology (24.04%) Consumer Cyclical (19.34%) Healthcare (16.89%) Industrials (10.47%) Consumer Defensive (6.50%) Real Estate (2.14%)

*  Each Fund’s allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Allocations of less than 1% in aggregate are not shown. Allocations are subject to change.

MIDAS ANNUAL REPORT 2017 6

ABOUT YOUR FUND’S EXPENSES
Portfolio Commentary

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees (if applicable); and (2) ongoing costs, including management fees, distribution and 12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses for each Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of your shares is less than $500 and will redeem shares automatically in your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or small account fees. Therefore, the lines labeled “hypothetical” are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period July 1-December 31, 2017 (a)	Annualized Expense Ratio
MIDAS FUND
Actual	$ 1,000.00	$ 1,059.83	$ 21.96	4.23%

Hypothetical (b)	$ 1,000.00	$ 1,003.88	$ 21.37	4.23%
MIDAS MAGIC
Actual	$ 1,000.00	$ 1,178.94	$ 19.83	3.61%

Hypothetical (b)	$ 1,000.00	$ 1,007.01	$ 18.26	3.61%

(a)  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b)  Assumes 5% total return before expenses.

7 MIDAS ANNUAL REPORT 2017

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	December 31, 2017

Common Stocks (109.13%)		Value

Major Precious Metals Producers (34.80%)

35,000	Agnico Eagle Mines Limited (a)	$1,616,300
41,000	Fresnillo pic	792,568
55,000	Goldcorp Inc. (a)	702,350
45,000	Newmont Mining Corporation (a)	1,688,400
15,000	Randgold Resources Limited ADR	1,483,350

		6,282,968

Intermediate Precious Metals Producers (28.44%)

225,000	Alamos Gold Inc. (a)	1,464,750
200,000	B2Gold Corp. (a) (b)	620,000
85,000	Detour Gold Corp. (a) (b)	1,002,674
10,000	Franco-Nevada Corp. (a)	799,500
125,000	New Gold Inc. (a) (b)	411,250
241,000	OceanaGold Corporation (a)	621,278
45,000	Tahoe Resources Inc. (a)	215,550

		5,135,002

Junior Precious Metals Producers (1.12%)

17,500	Osisko Gold Royalties Ltd. (a)	202,801

Exploration and Project Development Companies (6.15%)

180,000	Ivanhoe Mines Ltd. Class A (b)	606,249
285,000	Northern Dynasty Minerals Ltd. (a) (b)	504,450

		1,110,699

Other Natural Resources Companies (38.62%)

20,800	BHP Billiton Limited (a)	956,592
34,534	Ciner Resources LP (a)	870,947
3,900	Compass Minerals International, Inc. (a)	281,775
24,643	iShares Silver Trust (a) (b)	394,042
8,000	Johnson Matthey Plc (a)	332,779
8,000	Minerals Technologies Inc. (a)	550,800
3,519	Nucor Corp. (a)	223,738
29,749	Rio Tinto plc ADR (a)	1,574,614
2,694	Sociedad Quimica Y Minera De Chile S.A.	159,943
8,320	South32 Limited (a)	112,528
11,600	SPDR Gold Trust (a) (b)	1,434,340
2,000	Spectra Energy Partners, LP (a)	79,080

		6,971,178

Total common stocks (Cost $23,046,742)		19,702,648

Total investments (Cost $23,046,742) (109.13%)		19,702,648

Liabilities in excess of other assets (-9.13%)		(1 ,649,196)

Net assets (100.00%)		$18,053,452

(a)	All or a portion of this security has been pledged as collateral pursuant to the Liquidity Agreement. As of December 31, 2017, the value of securities pledged was $3,167,827.
(b)	Non-income producing.

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2017 8

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	December 31, 2017

Common Stocks (118.15%)
Shares		Value

Apparel and Accessory Stores (2.06%)

15,000	Hanesbrands Inc. (a)	$313,650

Apparel and other Finished Products Made from Fabrics and Similar Materials (1.69%)

2,200	Carter’s, Inc. (a)	258,478

Automotive Dealers and Gasoline Service Stations (5.65%)

500	AutoZone, Inc. (a) (b)	355,685
11,726	Copart, Inc. (a) (b)	506,446

		862,131

Business Services (32.94%)

1,700	Alphabet Inc. Class A (a) (b)	1,790,780
5,200	DST Systems, Inc. (a)	322,764
14,100	Mastercard Incorporated Class A (a)	2,134,176
3,575	Omnicom Group Inc. (a)	260,367
6,500	Robert Half International Inc. (a)	361,010
1,750	WPP plc (a)	158,480

		5,027,577

Chemical and Allied Products (14.52%)

900	Biogen Inc. (a) (b)	286,713
11,000	Johnson &Johnson (a)	1,536,920
2,650	United Therapeutics Corporation (a) (b)	392,067

		2,215,700

Communications (2.68%)

650	The Walt Disney Company (a)	69,882
11,000	Viacom Inc. Class B (a)	338,910

		408,792

Depository Institutions (4.91%)

7,000	JPMorgan Chase & Co. (a)	748,580

Electronic and Other Electrical Equipment and Components, except Computer Equipment (4.26%)

5,000	Cirrus Logic, Inc. (a) (b)	259,300
1,500	lPG Photonics Corporation (a) (b)	321,195
1,750	Taiwan Semiconductor Manufacturing Co. Ltd.	69,387

		649,882

Fabricated Metal Products, except Machinery and Transportation Equipment (3.81%)

1,250	Snap-on Incorporated (a)	217,875
6,500	Sturm, Ruger & Company, Inc. (a)	363,025

		580,900

See Notes to Financial Statements.
9 MIDAS ANNUAL REPORT 2017

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	continued

Common Stocks (101.94%)
Shares		Value

Food Stores (1.26%)

7,000	The Kroger Co. (a)	$192,150

Home Furniture, Furnishings, and Equipment Stores (1.69%)

5,000	Williams-Sonoma, Inc. (a)	258,500

Industrial and Commercial Machinery and Computer Equipment (3.66%)

2,400	Apple Inc. (a)	406,152
4,000	Cisco Systems, Inc. (a)	153,200

		559,352

Insurance Carriers (10.82%)

8,330	Berkshire Hathaway, Inc. Class B (a) (b)	1,651,173

Measuring, Analyzing, and Controlling Instruments; Photographic, Medical and Optical Goods; Watches and Clocks (2.27%)

3,300	KLA-Tencor Corporation (a)	346,731

Miscellaneous Retail (7.15%)

5,000	CVS Health Corporation (a)	362,500
5,082	Dick’s Sporting Goods, Inc. (a)	146,057
3,250	Signet Jewelers Limited (a)	183,788
5,500	Walgreens Boots Alliance, Inc. (a)	399,410

		1,091,755

Real Estate (2.14%)

10,000	Marcus & Millichap, Inc. (a) (b)	326,100

Security and Commodity Brokers, Dealers, Exchanges, and Services (9.06%)

1,797	Diamond Hill Investment Group, Inc. (a)	371,368
12,000	Federated Investors, Inc. (a)	432,960
6,400	GAMCO Investors, Inc. (a)	189,760
3,700	T. Rowe Price Group, Inc. (a)	388,241

		1,382,329

Tobacco Products (2.62%)

5,600	Altria Group, Inc. (a)	399,896

Transportation Equipment (4.96%)

3,200	Gentherm Incorporated (a) (b)	101,600
12,300	The Greenbrier Companies, Inc. (a)	655,590

		757,190

Total common stocks (Cost $10,362,837)		18,030,866

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2017 10

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	concluded

Shares		Value

Money Market Fund (0.91%)

138,906	State Street Institutional U.S. Government Money Market Fund, Administration Class, 7 day annualized yield 0.95% (Cost $138,906)	$138,906

Total investments (Cost $10,501,743) (119.06%)		18,169,772

Liabilities in excess of other assets (-19.06%)		(2,908,665)

Net assets (100.00%)		$15,261,107

(a)	All or a portion of this security has been pledged as collateral pursuant to the Liquidity Agreement. As of December 31, 2017, the value of securities pledged was $5,640,714.

(b)	Non-income producing.

See Notes to Financial Statements.
11 MIDAS ANNUAL REPORT 2017

STATEMENTS OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2017	MIDAS FUND	MIDAS MAGIC

Assets
Investments, at cost	$23,046,742	$10,501,743

Investments, at value	$19,702,648	$18,169,772
Receivables
Fund shares sold	51,750	150
Foreign withholding tax reclaims	23,170	-
Dividends	4,339	8,826
Other assets	34,434	9,871

Total assets	19,816,341	18,188,619

Liabilities
Liquidity agreement borrowing	1, 581,515	2,821,000
Payables
Accrued expenses	133,788	74,746
Administrative services	16,645	12,285
Investment management fees	14,834	12,309
Fund shares redeemed	8,481	418
Trustees	3,918	3,255
Distribution fees	3,708	3,499

Total liabilities	1,762,889	2,927,512

Net assets	$18,053,452	$15,261,107

Shares outstanding, $0.01 par value	14,612,676	802,297

Net asset value, offering, and redemption price per share	$1.24	$19.02

Net assets consist of
Paid in capital	$67,587,953	$7,062,733
Undistributed net investment loss	(519,579)	-
Accumulated net realized gain (loss) on investments and foreign currencies	(45,669,521)	530,345
Net unrealized appreciation (depreciation) on investments and foreign currencies	(3,345,401)	7,668,029

	$18,053,452	$15,261,107

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2017 12

STATEMENTS OF OPERATIONS
Financial Statements

For the Year Ended December 31, 2017	MIDAS FUND	MIDAS MAGIC

Investment income
Dividends	$323,228	$187,363
Foreign tax withholding	(26,787)	(393)

Total investment income	296,441	186,970

Expenses
Investment management	192,512	135,022
Transfer agent	146,000	51,510
Interest and fees on liquidity agreement	116,426	63,029
Administrative services	116,320	84,625
Distribution	48,128	35,006
Auditing	40,395	25,550
Shareholder communications	39,190	12,835
Bookkeeping and pricing	29,725	28,280
Registration	28,805	29,870
Trustees	26,338	19,110
Legal	18,460	15,256
Insurance	7,209	2,859
Custodian	2,967	1,847
Other	1,827	1,089

Total expenses	814,302	505,888

Net investment loss	(517,861)	(318,918)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments (net of foreign capital gain taxes of $2,334 and $ 0, respectively)	(11,434,292)	548,153
Foreign currencies	(8,180)	(136)
Unrealized appreciation on
Investments	13,075,861	2,119,700
Translation of assets and liabilities in foreign currencies	3,022	265

Net realized and unrealized gain	1,636,411	2,667,982

Net increase in net assets resulting from operations	$1,118,550	$2,349,064

See Notes to Financial Statements.
13 MIDAS ANNUAL REPORT 2017

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

For the Years Ended December 31, 2017 and 2016	MIDAS FUND		MIDAS MAGIC

	2017	2016	2017	2016
Operations
Net investment loss	$(517,861)	$(460,392)	$(318,918)	$(241,216)
Net realized gain (loss)	(11,442,472)	(668,546)	548,017	527,021
Unrealized appreciation	13,078,883	7,263,190	2,119,965	1,346,346

Net increase in net assets resulting from operations	1,118,550	6,134,252	2,349,064	1,632,151

Distributions to shareholders
Net realized gains	-	-	(414,979)	(2,655,623)

Total distributions	-	-	(414,979)	(2,655,623)

Capital share transactions (a)
Change in net assets resulting from capital share transactions	(1,898,315)	2,616,641	(316,211)	1,524,881
Redemption fees	10,824	13,035	45	7

Increase (decrease) in net assets resulting from capital share transactions	(1,887,491)	2,629,676	(316,166)	1,524,888

Total change in net assets	(768,941)	8,763,928	1,617,919	501,416

Net assets
Beginning of period	18,822,393	10,058,465	13,643,188	13,141,772

End of period	$18,053,452	$18,822,393	$15,261,107	$13,643,188

Undistributed net investment loss in net assets at end of period	$(519,579)	$(319,273)	$-	$-

(a) Capital share transactions were as follows:

Value
Shares sold	$3,318,450	$3,343,457	$321,572	$198,174
Shares issued in connection with the acquisition of Perpetual	-	4,278,941	-	-
Shares issued on reinvestment of distributions	-	-	391,922	2,563,157
Shares redeemed	(5,216,765)	(5,005,757)	(1,029,705)	(1,236,450)

Net increase (decrease)	$(1,898,315)	$2,616,641	$(316,211)	$1,524,881

Number
Shares sold	2,735,332	2,827,817	18,353	10,936
Shares issued in connection with the acquisition of Perpetual	-	3,280,110	-	-
Shares issued on reinvestment of distributions	-	-	20,455	154,035
Shares redeemed	(4,166,116)	(4,144,061)	(59,159)	(68,281)

Net increase (decrease)	(1,430,784)	1,963,866	(20,351)	96,690

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2017 14

STATEMENTS OF CASH FLOWS
Financial Statements

For the Year Ended December 31, 2017	MIDAS FUND	MIDAS MAGIC

Cash flows from operating activities
Net increase in net assets resulting from operations	$1,118,550	$2,349,064
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	5,039,690	5,121,910
Purchase of long term investments	(1,993,507)	(4,140,311)
Unrealized appreciation of investments and foreign currencies	(13,078,883)	(2,119,965)
Net realized loss (gain) on sales of investments and foreign currencies	11,442,472	(548,017)
Net sales of short term investments	148,728	22,970
Decrease in dividends receivable	1,087	43,929
Decrease in foreign withholding taxes reclaimed	30,399	4,425
Decrease in other assets	1,696	424
Increase in accrued expenses	37,459	15,876
(Decrease) increase in investment management fees payable	(600)	1,001
Increase in administrative services payable	5,786	3,797
(Decrease) increase in distribution fees payable	(150)	285
Decrease in trustees fees payable	(81)	(337)

Net cash provided by operating activities	2,752,646	755,051

Cash flows from financing activities
Liquidity agreement repayment, net	(843,600)	(24,000)
Net shares redeemed	(1 ,909,046)	(707,994)
Cash distribution paid to shareholders	-	(23,057)

Net cash used in financing activities	(2, 752,646)	(755,051)

Net change in cash	-	-

Cash
Beginning of period	-	-

End of period	$-	$-

Supplemental disclosure of cash flow information
Cash paid for interest on liquidity agreement	$38,837	$24,165
Reinvestment of distributions	$-	$391,922

See Notes to Financial Statements.
15 MIDAS ANNUAL REPORT 2017

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	December 31, 2017

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Midas Fund and Midas Magic (each individually, a “Fund,” and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion and coins. The investment objective of Midas Magic is capital appreciation, which it seeks by investing in any security type in any industry sector and in domestic or foreign companies of any size. The Trust retains Midas Management Corporation (the “Investment Manager”) as the investment manager of each Fund.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The Trust is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, a Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager’s Valuation Committee under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the

MIDAS ANNUAL REPORT 2017 16

NOTES TO FINANCIAL STATEMENTS
Financial Statements

value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract, in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales - Each Fund may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/ dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which a Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income - Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses - Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement - Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the years ended December 31, 2017 and 2016.

Distributions to Shareholders - Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Taxes - No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2014 - 2016) or expected to be taken in the Funds’ 2017 tax returns.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities, and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds may record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2 FEES AND TRANSACTIONS WITH RELATED PARTIES The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the annual management fee is 1% on the first $10 million, .875% from $10 million to $30 million, .75% from $30 million to $150 million, .625% from $150 million to $500 million, and .5% over $500 million.

17 MIDAS ANNUAL REPORT 2017

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The Trust on behalf of each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plan and a related distribution agreement, each Fund pays the distributor, Midas Securities Group, Inc. (the “Distributor”), an affiliate of the Investment Manager, a fee at the annual rate of .25% based on the average daily net assets of each Fund for the maintenance of shareholder accounts and other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund and Midas Magic each reimbursed the Distributor $27,153 and $2,590, respectively, for payments made to certain brokers for record keeping, administrative, and similar services for the year ended December 31, 2017.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2017, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC

Compliance	$ 66,690	$ 47,420

Accounting	49,630	37,205

Total	$ 116,320	$ 84,625

The Funds compensate each trustee who is not an employee of the Investment Manager or its affiliates. These trustees receive fees for service as a trustee from the Fund and the other investment companies for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to each Fund for which the Investment Manager or its affiliates serve as investment manager on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

3  DISTRIBUTABLE EARNINGS  The tax character of distributions paid by the Funds are summarized as follows:

	MIDAS FUND		MIDAS MAGIC

Distributions paid from:	Year ended December 31,		Year ended December 31,
	2017	2016	2017	2016

Long term capital gains	$ -	$ -	$ 414,979	$ 2,655,623

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC

Accumulated net realized gain (loss) on investments and foreign currencies	$ (45,669,521)	$ 530,345
Net unrealized appreciation (depreciation) on investments and foreign currencies	(3,864,980)	7,668,029

Total	$ (49,534,501)	$ 8,198,374

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to net operating losses and foreign currency gains and losses. As of December 31, 2017, the Funds recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

MIDAS ANNUAL REPORT 2017 18

NOTES TO FINANCIAL STATEMENTS
Financial Statements

	MIDAS FUND	MIDAS MAGIC

Decrease in accumulated undistributed net investment loss	$317,554	$318,918
Decrease in accumulated net realized gain (loss) on investments	11,323,560	(17,666)
Decrease in paid in capital	$ (11,641,114)	$ (301,252)

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010 are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for a Fund to utilize based on the results of future transactions. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

As of December 31, 2017, Midas Fund had net a capital loss carryover of $45,669,521, of which $911,256 of short term and $44,758,265 of long term losses may be carried forward indefinitely.

During the year ended December 31, 2017, $11,313,505 of Midas Fund capital loss carryovers expired.

4 VALUE MEASUREMENTS A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock)– Most publicly traded equity securities are valued usually at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of December 31, 2017 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Common stocks	$19,702,648	$-	$-	$19,702,648

Total investments, at value	$19,702,648	$-	$-	$19,702,648

19 MIDAS ANNUAL REPORT 2017

NOTES TO FINANCIAL STATEMENTS
Financial Statements

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Common stocks	$18,030,866	$-	$-	$18,030,866
Money market fund	138,906	-	-	138,906
Total investments, at value	$18,169,772	$-	$-	$18,169,772

During the year ended December 31, 2017, there were no transfers between level 1, level 2, and level 3. The Fund’s policy is to recognize transfers into and out of level 1, level 2, and level 3 at the end of a reporting period.

5  INVESTMENT TRANSACTIONS As of December 31, 2017, for federal income tax purposes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)

Midas Fund	$ 23,566,321	$ 2,613,062	$ (6,476,736)	$ (3,863,673)
Midas Magic	$ 10,501,743	$ 7,874,423	$ (206,394)	$ 7,668,029

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the year ended December 31, 2017, were as follows:

	MIDAS FUND	MIDAS MAGIC

Purchases	$ 1,993,507	$ 4,140,311
Proceeds	$ 5,039,690	$ 5,121,910

6 LIQUIDITY AGREEMENT The Funds have a Liquidity Agreement (“LA”) with State Street Bank and Trust Company (“SSB”), each Fund’s custodian and securities lending agent. The LA allows Midas Fund and Midas Magic to draw up to $8 million and $4 million (maximum liquidity commitment), respectively, and includes a securities lending authorization by the Funds to SSB to engage in agency securities lending and reverse repurchase activity.

Interest is charged on the drawn amount at the rate of one-month LIBOR (London Interbank Offered Rate) plus 1.20% per annum, and is payable monthly. A non-usage fee is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum, and is payable monthly.

Each Fund pledges its assets as collateral to secure its obligations under the LA and makes these assets available for securities lending and repurchase transactions initiated by SSB, although each Fund retains the risks and rewards of the ownership of assets pledged. Under the terms of the LA, a Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Funds, is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and the Act, or both. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and may fund the amount of collateral returned through securities lending, repurchase, and/or other lending activities provided under the LA. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB is obligated to indemnify the Funds for certain losses that may arise in connection with the default and SSB may use the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class, and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent can be mitigated by receiving collateral from the securities lending counterparty

MIDAS ANNUAL REPORT 2017 20

NOTES TO FINANCIAL STATEMENTS
Financial Statements

and through SSB indemnification, a Fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis. As of December 31, 2017, there were no securities on loan for the Funds.

The Funds or SSB may terminate the LA with 179 days’ prior written notice to the other party absent a default or facility termination event. If certain asset coverage and collateral requirements, minimum net assets, or other covenants are not met, the LA could be deemed in default and be terminated.

Under the LA at December 31, 2017, the outstanding loan balance and the value of assets pledged as collateral and, for the year ended December 31, 2017, average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate were as follows:

	MIDAS FUND	MIDAS MAGIC

Outstanding loan balance	$ 1,581,515	$ 2,821,000

Value of assets pledged as collateral	$ 3,167,827	$ 5,640,714

Average daily amount outstanding	$ 1,603,685	$ 1,121,575

Maximum amount outstanding	$ 2,666,115	$ 2,845,000

Weighted average interest rate	2.31%	2.32%

7 PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company under the Act, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by a Fund are not limited by the Act. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.

8 FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

9 LEVERAGE RISK The Funds may use leverage to the extent permitted under the Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s investments. Money a Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased. There can be no assurance that a Fund’s use of leverage will be successful.

10 CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

11 REORGANIZATION On June 20, 2016, the shareholders of Midas Perpetual Portfolio (“Perpetual”) approved the reorganization (“Reorganization”) of Perpetual into Midas Fund, each a separate series of the Trust, pursuant to an Agreement and Plan of Reorganization, which closed on June 24, 2016. The Reorganization was accomplished by the exchange, intended to be tax free, of 3,280,110 shares of Midas Fund at a net asset value of $1.30 for 4,862,175 shares of Perpetual. The net assets of Perpetual before the Reorganization were $4,278,941, including unrealized appreciation of $65,502 and realized losses of $206,662 at June 23, 2016. The investment portfolio of Perpetual,

21 MIDAS ANNUAL REPORT 2017

NOTES TO FINANCIAL STATEMENTS
Financial Statements

with a fair value of $4,350,753 and identified cost of $4,285,251 on June 23, 2016, was the principal asset acquired by Midas Fund. For financial reporting purposes, assets received and shares issued by Midas Fund were recorded at fair value. However, the cost basis of the investments received from Perpetual was carried forward to align ongoing reporting of Midas Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of Midas Fund were $18,537,603. Immediately after the Reorganization, the net assets of Midas Fund were $22,816,544.

Assuming the Reorganization had been completed on January 1, 2016, the beginning of the reporting period of Midas Fund, Midas Fund’s pro forma results of operations for the period ended December 31, 2016, are as follows:

Net investment loss (1)	$ (322,467)

Net realized and unrealized gain on investments and foreign currencies (2)	$ 7,143,975

Net increase in net assets resulting from operations	$ 6,821,508

(1)

Comprised of 2016 net investment loss reported by Midas Fund of $460,392, plus net investment loss incurred by Perpetual prior to the Reorganization of $194,518, less $332,443 of expenses estimated to have been eliminated on a pro forma basis.

(2)

Comprised of 2016 net realized and unrealized gain reported for Midas Fund of $6,659,398, plus net realized and unrealized gain on investments and foreign currencies incurred by Perpetual prior to the Reorganization of $484,577.

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Perpetual that have been included in Midas Fund’s Statement of Operations since June 24, 2016.

12  ACCOUNTING PRONOUNCEMENTS  In October 2016, the Securities and Exchange Commission (“SEC”) adopted investment company reporting modernization reforms which, among other things, amend Regulation S-X (“Regulation S-X Amendments”) to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the Regulation S-X Amendments is for reporting period end dates on or after August 1, 2017. The impact of the Regulation S-X Amendments have had no effect on the Funds’ net assets or results of operations.

MIDAS ANNUAL REPORT 2017 22

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS FUND	For the Year Ended December 31,

	2017	2016	2015	2014	2013

Per Share Data (for a share outstanding throughout each period)

Net asset value, beginning of period	$1.17	$0.71	$0.99	$1.38	$2.59

Income (loss) from investment operations:

Net investment loss (1)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)

Net realized and unrealized gain (loss) on investments	0.10	0.49	(0.26)	(0.37)	(1.19)

Total from investment operations	0.07	0.46	(0.28)	(0.39)	(1.21)

Net asset value, end of period*	$1.24	$1.17	$0.71	$0.99	$1.38

Total Return	5.98%	64.79%	(28.28)%	(28.26)%	(46.72)%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$18,053	$18,822	$10,058	$14,260	$20,815

Ratio of expenses to average net assets (2)	4.23%	3.39%	4.00%	3.04%	3.02%

Ratio of net investment loss to average net assets	(2.69)%	(2.49)%	(2.18)%	(1.69)%	(1.30)%

Portfolio turnover rate	10%	2%	11%	31%	17%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of expenses excluding loan interest and fees from the use of leverage to average net assets was 3.63%, 3.17%, 3.99%, 2.97%, and 2.96% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.
23 MIDAS ANNUAL REPORT 2017

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS MAGIC	For the Year Ended December 31,

	2017	2016	2015	2014	2013

Per Share Data (for a share outstanding throughout each period)

Net asset value, beginning of period	$16.58	$18.10	$23.05	$24.33	$18.73

Income (loss) from investment operations:

Net investment loss (1)	(0.40)	(0.34)	(0.40)	(0.50)	(0.46)

Net realized and unrealized gain (loss) on investments	3.37	2.79	(0.38)	0.96	7.53

Total from investment operations	2.97	2.45	(0.78)	0.46	7.07

Less distributions:

Realized gains	(0.53)	(3.97)	(4.17)	(1.74)	(1.47)

Net asset value, end of period*	$19.02	$16.58	$18.10	$23.05	$24.33

Total Return	17.89%	13.44%	(3.56)%	1.82%	37.79%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$15,261	$13,643	$13,142	$15,186	$16,738

Ratio of expenses to average net assets (2)	3.61%	4.04%	3.92%	3.59%	3.37%

Ratio of net investment loss to average net assets	(2.28)%	(1.88)%	(1.79)%	(2.00)%	(2.10)%

Portfolio turnover rate	27%	49%	37%	30%	13%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of expenses excluding loan interest and fees from the use of leverage to average net assets was 3.16%, 3.82%, 3.81%, 3.49%, and 3.31%, for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2017 24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MIDAS SERIES TRUST

NEW YORK, NEW YORK

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Midas Fund and Midas Magic (the “Funds”), each a series of Midas Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1989.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2018

25 MIDAS ANNUAL REPORT 2017

TRUSTEES OF THE TRUST
	Supplemental Information	(Unaudited)

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Trust. The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 1-800-400-MIDAS (6432) and at www.MidasFunds.com.

INDEPENDENT TRUSTEES (1)
Name, Address (2), and Date of Birth	Trustee Since (3)	Principal Occupation and Business Experience for the Past Five Years	Funds in Complex Overseen (4)	Other Director- ships Held During the Past Five Years (5)

Jon Tómasson September 20, 1958	2017	Since 2002, Mr. Tómasson has served as the Chief Executive Officer of Vinland Capital Investments, LLC, a real estate investment company that he founded. Prior to starting Vinland, Mr. Tómasson was a principal with Cardinal Capital a, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.	4	Eagle Bulk Shipping Inc. (8)

Peter K. Werner August 16, 1959	2012 (predecessor Fund: 2004)	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor’s Academy of Byfield MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None
INTERESTED TRUSTEE

Thomas B. Winmill (6) (7) PO Box 4 Walpole, NH 03608 June 25, 1959	2012 (predecessor Fund: 1993)

Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Trust, Dividend and Income Fund, and Foxby Corp. He is President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Bexil Advisers LLC (registered investment advisers) (collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers) (collectively, the “Broker-Dealers”), Bexil Corporation (a holding company) (“Bexil”), and Winmill & Co. Incorporated (a holding company) (“Winco”). He is a Director of Global Self Storage, Inc. (a self storage REIT) (“SELF”) and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of Midas Fund, Midas Magic, Dividend and Income Fund, and Foxby Corp. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

			4	Global Self Storage, Inc. Eagle Bulk Shipping Inc. (8)

(1) Refers to trustees who are not “interested persons” of the Fund as defined under the Act. Mr. Bruce B. Huber resigned as a trustee from the Board of Trustees of the Trust effective as of January 29, 2018. (2) Unless otherwise noted, the address of record for the trustees is 11 Hanover Square, New York, New York 10005. (3) Each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner, with certain exceptions. (4) The “Fund Complex” is comprised of each series of the Trust, Dividend and Income Fund, and Foxby Corp., which are managed by the Investment Manager or its affiliate. (5) Refers to directorships and trusteeships held by a trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex. (6) Thomas B. Winmill is an “interested person” (as defined in the Act) of the Trust because of his position with the Investment Manager. (7) Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill. (8) Thomas B. Winmill and Jon Tómasson ceased serving as directors of Eagle Bulk Shipping Inc. in 2014.

Messrs. Tómasson and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board.

MIDAS ANNUAL REPORT 2017 26

OFFICERS OF THE TRUST
	Supplemental Information	(Unaudited)

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

OFFICERS OF THE TRUST
Name, Address (1), and Date of Birth	Title and Officer Since (2)	Principal Occupation and Business Experience for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer since 2014. Secretary and General Counsel since 2017

Chief Compliance Officer (since 2014), Secretary (since 2017), and GeneraI Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, Winco, and Tuxis Corporation (a real estate company) (‘‘Tuxis”). From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other Investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco, and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and Investment advisers.

Heidi Keating March 28, 1959	Vice President since 2012 (predecessor Fund: 1988)	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer since 2017

Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2012 (predecessor Fund: 2005)

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill (3) November 26, 1957	Vice President since 2012

Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealers.

William M. Winmill (3) December 29, 1991	Vice President since 2017

Vice President or Assistant Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the IPCs, and he is a portfolio manager of Dividend and Income Fund and Foxby Corp.

(1) Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. (2) Officers hold their positions with the Trust until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 13, 2017. (3) Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.

27 MIDAS ANNUAL REPORT 2017

Rev. 7/2017

PRIVACY POLICY

FACTS	WHAT DOES MIDAS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personaI information we collect and share depend on the product or service you have with us. This information can include:
	∎ Social Security number	∎ Account transactions
	∎ Account balances	∎ Retirement assets
	∎ Transaction or loss history	∎ Checking account information
When you are no longer our customer. we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Midas chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Midas share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you	Yes	Yes

For nonaffiliates to market to you	No	We don’t share

To Limit Sharing	∎ Call Midas at 212-785-0900 – our menu will prompt you through your choices; or
∎ Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 1-800-400-MIDAS (6432) or go to www.midasfunds.com
"................................................................................................................................................................

Mail-in Form
Leave Blank or [If you have a joint account. your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	Mark if you want to limit:
☐ Do not allow your affiliates to use my personal information to market to me.
	Name	Mail to: Midas Funds 11 Hanover Square, 12 th Floor New York. NY 10005
Address

City, State, Zip
Account #

29 MIDAS ANNUAL REPORT 2017

Page 2

Who we are
Who is providing this notice?	Midas: Midas Fund and Midas Magic, each a series of Midas Series Trust, and Midas Securities Group, Inc.
What we do
How does Midas protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Midas collect my personal information?	We collect your personal information, for example, when you ∎ Open an account ∎ Buy securities from us ∎ Provide account information ∎ Give us your contact information ∎ Pay us by check
Why can’t limit all sharing?

Federal law gives you the right to limit only

∎  Sharing for affiliates’ everyday business purposes - information about your creditworthiness

∎  Affiliates from using your information to market to you

∎  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ Midas shares with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Midas does not share with nonaffiliates so they can market their financial
Joint marketing	products or services to you. A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Midas does not jointly market.

MIDAS ANNUAL REPORT 2017 30

ADDITIONAL INFORMATION
	Supplemental Information	(Unaudited)

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s quarterly reports on Form N-Q are also available on its website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Trust’s website at www.MidasFunds.com.

EXCLUSIVE FORUM

In October 2017 the Trusts by laws ( Bylaws ) were amended to pro vide that unless the Trust consents in writing to the selection of an alternative forum the Court of Chancery of the State of Delaware (or in the event that the Court of Chancery does not have jurisdiction the Superior Court of the State of Delaware or if no state court located within the State of Delaware has jurisdiction the federal district court for the District of Delaware) shall to the fullest extent permitted by law be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of any duty owed by any trustee or officer or other employee of the Trust to the Trust or to the shareholders of the Trust, including record and beneficial owners, (iii) any action asserting a claim against the Trust or any trustee or officer or other employee of the Trust arising pursuant to any provision of the Delaware Statutory Trust Act, the Trust’s Amended Trust Instrument, or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Amended Trust Instrument of the Trust or the Bylaws (collectively, the “Governing Documents “), or (v) any action asserting a claim against the Trust or any trustee or officer or other employee of the Trust that is governed by the internal affairs doctrine. The Governing Documents further provide that, if any such action is filed in a court other than the Court of Chancery of the State of Delaware, the Superior Court of the State of Delaware, or the federal district court for the District of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, the Superior Court of the State of Delaware, and the federal district court for the District of Delaware in connection with any action brought in any such court to enforce this provision, and (ii) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The foregoing summary is subject to the Governing Documents of the Trust, which are on file with the SEC and available on the Trust’s website http://www.MidasFunds.com.

The Midas Funds are a part of a fund complex which includes Foxby Corp. and Dividend and Income Fund.

31 MIDAS ANNUAL REPORT 2017

INVEST WITH MIDAS
	Account Information	(Unaudited)

MIDAS FUNDS OFFER
•	Regular Accounts
•	IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small business owners), Roth, and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.
•	Education Savings Accounts
•	Health Savings Accounts
•	Online and toll free telephone account access
•	Electronic delivery of account statements, reports, and prospectus, etc.
Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.
There is NO FEE to open an account.
Join our free and automatic Midas Systematic Investment Program and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1)	go to www.MidasFunds.com, click THE MIDAS TOUCH®Account Access at the top menu bar and then log in.

(2)	after logging in, under Web User Profile, click on Edit next to Delivery Mode Settings, and

(3)

on this page you can choose to have confirmation statements, regulatory documents, such as annual and semi-annual reports and prospectuses, account statements and/or tax forms, sent to your e-mail address. That’s it!

Please Note - There is no assurance that a Fund’s investment objectives will be attained. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

You should carefully consider the investment objectives, risks, charges and expenses of the Midas Funds by reading the prospectus carefully before investing or sending money. To obtain a copy of the prospectus, please contact us at 1-800-400-MIDAS (6432) or download it at http://www.midasfunds.com/midas-funds-prospectus.pdf.

Midas Fund invests in securities of companies involved in the business of mining, processing, fabricating, distributing, or otherwise dealing in natural resources and precious metals. Midas Fund is subject to risks including, but not limited to, those associated with market fluctuations, foreign investment, non-diversification, concentration, investments in gold, silver, platinum, and other precious metals, natural resource companies, depletion and exploration risk, and in-kind redemptions.

Investment products, including shares of the Funds, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - One of Midas’ guiding principles is that we will communicate with our shareholders and prospective investors as candidly as possible because we believe shareholders and prospective investors benefit from understanding our investment philosophy and approach. Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning Midas’ plans, objectives, goals, strategies, future events, future performance, or intentions, and other information that is not historical information. ln some cases, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by Midas involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of Midas, which may cause Midas’ actual results to be materially different from those expressed or implied by such statements. Midas may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by Midas or on its behalf, are also expressly qualified by these cautionary statements. You should carefully consider the risks, uncertainties, and other factors, together with all of the other information included in a Fund’s filings with the SEC, and similar information. All forward looking statements apply only as of the date made. Midas undertakes no obligation to publicly update or revise forward looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

MIDAS ANNUAL REPORT 2017 32

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS
Opening Your New Account

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.

1   Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.

2   Follow the instructions and complete the information to open a new account.

3   Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

THE NUMBER ON THE INSTRUCTIONS BELOW CORRESPOND WITH THE NUMBER OF THE SECTION ON THE APPLICATION.

1

REGISTRATION  If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2

MAILING AND E-MAIL ADDRESSES AND TELEPHONE NUMBER  You must be a U.S. citizen with a U.S. mailing address. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3

CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Systematic Investment Programs- see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.
5

SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 of the Account Application. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/e-delivery.

6

COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7

MIDAS SHAREHOLDER SERVICES – MIDAS SYSTEMATIC INVESTMENT PROGRAM/ THE MIDAS TOUCH® With the free Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Systematic Investment Program is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with THE MIDAS TOUCH can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers between the Midas Funds, and perform transactions through a Shareholder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL  Mail your completed Account Application to Midas Funds, Box 46707, Cincinnati, OH 45246-0707.

Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE  Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS(6432) BETWEEN 8 A.M. AND 6 P.M. ET ON BUSINESS DAYS .

33 MIDAS ANNUAL REPORT 2017

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION(Please type or print.) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET. Individual or Custodian of a Gift/Transfer to a Minor:

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Gift/Transfer to a Minor:

Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth

Minor’s Address (if different than custodian address)		City	State / Zip

2 MAILING AND E-MAIL ADDRESSES AND TELEPHONE NUMBER

Street Address (physical address)	City	State / Zip	Daytime Telephone

Mailing Address (if different from above)	City	State / Zip	Daytime Telephone

E-mail Address

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Systematic Investment Program (see Section 7).

MIDAS FUND		MIDAS MAGIC		TOTAL
$	+	$	=	$

By Check:	Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.

By Wire:

Please complete this Application (except for the sentence in brackets below) and fax to 1-877-513-0756 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks in the sentence in brackets below and mail to Midas.

[Assigned Midas account number                                               and the date the wire was sent                             .]

4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares. ☐ Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com/e-delivery.

AR17

MIDAS ANNUAL REPORT 2017 34

6 COST BASIS  If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐Average Cost  ☐ First In, First Out  ☐Last In, First Out  ☐Low Cost, First Out   ☐High Cost, First Out

☐Specific Lot Identification  We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all Midas Funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com/tax-planning for information on cost basis.

7 MIDAS SYSTEMATIC INVESTMENT PROGRAM AND THE MIDAS TOUCH -  Check the box for the service(s) you want for your account, and below please attach a voided check.

☐  Midas Systematic Investment Program - Starting                              (date) automatically purchase shares of                                      (Fund Name) each month by transferring $                                                   ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐   THE MIDAS TOUCH -  All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer between the Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Systematic Investment Program or to get THE MIDAS TOUCH,

please attach a voided check.

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date This Account Application must be signed and completed by all authorized signers.

See Notes to Financial Statements.
35 MIDAS ANNUAL REPORT 2017

With THEMIDAS TOUCH, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to:

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Systematic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund exchanges between the Midas Funds

•	Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS P.O. BOX 46707 CINCINNATI, OH 45246-0707 1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

There is no assurance that a Fund’s investment objectives Will be attained. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging through the Systematic Investment Program does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. This Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete Information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member: FINRA, SIPC.

11 Hanover Square

12th Floor

New York, NY 10005

Return Service Requested

Sign up for electronic delivery at www.MidasFunds.com/e-delivery

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.midasfunds.com, or a copy of the Code may be obtained free of charge by calling the registrant collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Jon Tómasson and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2017 - $46,250
2016 - $45,750

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2017 - $4,000
2016 - $10,500

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

TAX FEES

2017 - $9,500
2016 - $9,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

ALL OTHER FEES

2017 - $0
2016 - $0

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $38,500 in 2017 and $45,000 in 2016.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        Not applicable because the registrant is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

        In June 2017, the Board of Trustees adopted an amendment to the registrant's By-laws to remove the 10% voting threshold required for shareholders to request a special meeting of shareholders and replace it with a cross reference to the 25% voting threshold (or a lesser percent if and to the extent required by law) set forth in the registrant's Amended Trust Instrument. The foregoing summary is subject to the governing documents of the registrant, which have been filed with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")), are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed on its behalf by the undersigned, thereunto duly authorized.

March 8, 2018	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 8, 2018	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 8, 2018	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 8, 2018	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer